UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 30, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-22011                     86-0760991
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(State or other jurisdiction of    (Commission                 (IRS Employer
         incorporation)             File Number)             Identification No.)


      5360 Northwest 35th Avenue, Ft. Lauderdale, FL            33309
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          (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (954) 486-4590

              2575 East Camelback Road, Ste. 450, Phoenix, AZ 85016


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        As previously reported in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2006, the Registrant entered into a promissory note in the principal amount of $3,000,000 with John Copanos (the "COPANOS NOTE") as partial consideration for the acquisition by the Registrant of its operating subsidiaries, Kirk Pharmaceuticals, LLC and AndaPharm, LLC. Subsequently, on December 13, 2006 and on May 21, 2007, the Copanos Note was amended.

        On November 30, 2007, the Registrant entered into an agreement amending the Copanos Note, as amended, according to which the interest rate on the outstanding principal of $2,000,000 and accrued and unpaid interest of $258,041.51 has been increased to 12% per annum retroactively to October 3, 2007 and the payment schedule for the payment of such principal and accrued and unpaid interest has been adjusted. In connection with the agreement, the parties executed mutual releases and the Registrant consented, in the case of default, to John Copanos obtaining a final judgment without necessity of a further hearing.

        The foregoing description is a summary and is qualified in its entirety by the agreement, which is attached as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

    10.1 Agreement between Synovics Pharmaceuticals, Inc. and John Copanos dated as of November 30, 2007.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated: December 6, 2007

                                     SYNOVICS PHARMACEUTICALS, INC.

                                     By: /s/ Ronald H. Lane
                                         -----------------------------------
                                     Name:  Ronald H. Lane, Ph.D.
                                     Title: Chief Executive Officer